Exhibit 10.01
AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
          THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of April 28, 2008 and is by and among BANK OF AMERICA, N.A, successor to FLEET CAPITAL CORPORATION, a Rhode Island corporation, and the other parties identified as Lenders on the signature pages hereto (collectively, “Lenders”), on the one hand, and WABASH NATIONAL CORPORATION, a Delaware corporation, WABASH NATIONAL, L.P., a Delaware limited partnership, WNC CLOUD MERGER SUB, INC., an Arkansas corporation, FTSI DISTRIBUTION COMPANY, L.P., a Delaware limited partnership, and TRANSCRAFT CORPORATION, a Delaware corporation (collectively, “Borrowers”), on the other hand. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to herein below.
W I T N E S S E T H:
          WHEREAS, Lenders and Borrowers are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of March 6, 2007 (as the same has been and may be amended, or modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrower;
          WHEREAS, Borrowers have requested that the Majority Lenders amend the Loan Agreement in certain respects; and
          WHEREAS, Majority Lenders have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:
          1. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance upon the representations and warranties of Borrowers set forth in Section 4 below, the Loan Agreement is hereby amended as follows:
          (a) The first sentence of Section 1.1.1 of the Loan Agreement is hereby amended and restated as follows:
“Each Lender agrees, severally and not jointly, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Borrowers from time to time during the period from the date hereof to but not including the last day of the Term, as requested by Borrowers in the manner set forth in

Section 1.4 and subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the lesser of (i) such Lender’s Revolving Loan Commitment minus the product of such Lender’s Revolving Loan Percentage and the sum of the Dollar Equivalent of the LC Amount and LC Obligations minus the product of such Lender’s Revolving Loan Percentage and reserves (including without limitation the Convertible Note Reserve) and (ii) the product of (a) such Lender’s Revolving Loan Percentage and (b) an amount equal to the sum of the Borrowing Base at such time minus the sum of the Dollar Equivalent of the LC Amount and LC Obligations minus reserves (including without limitation the Convertible Note Reserve).”
          (b) Section 8.1.16 of the Loan Agreement is hereby amended and restated in its entirety, as follows:
     8.1.16 [Intentionally Omitted]”
          (c) Section 8.2.3(ii) of the Loan Agreement is hereby amended and restated in its entirety, as follows:
(ii)
Indebtedness in a principal amount not to exceed $26,407,000 at any time outstanding evidenced by the Convertible Notes and the other Convertible Note Documents (each as in effect as of the date hereof);

(d)	Appendix A of the Loan Agreement is hereby amended as follows:

(i)	the following new definition shall be inserted in appropriate alphabetical order:
     “Convertible Note Reserve” means, as of any date of determination, a borrowing base reserve in an amount equal to the sum of the then outstanding principal balance of the Convertible Notes plus all accrued interest on the Convertible Notes through and including August 1, 2008.
(ii)	the definition of “Availability” is hereby amended and restated in its entirety, as follows:
     “Availability” means the aggregate amount of additional money which Borrowers are entitled to borrow from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts which Agent or any Lender may have paid for the account of any Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrowers), the sum of the Dollar Equivalent of the LC Amount and the LC Obligations and any reserves (including without limitation the Convertible Note Reserve), is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

          2. Scope of Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance upon the representations and warranties of Borrowers set forth in Section 4 below, this Amendment shall have the effect of amending the Loan Agreement as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.
          3. Conditions to Effectiveness. The effectiveness of this Amendment and the amendments contained herein are subject to the satisfaction of the following conditions precedent or concurrent:
          (a) Agent shall have received a copy of this Amendment executed by Borrowers and the Majority Lenders, together with a reaffirmation of Guaranty Agreement executed by each Guarantor; and
          (b) No Default or Event of Default shall be in existence.
          4. Representations and Warranties. To induce Lenders to execute and deliver this Amendment, Borrowers hereby represent and warrant to Lenders that, after giving effect to this Amendment:
          (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date).
          (b) No Default or Event of Default has occurred which is continuing.
          (c) This Amendment, and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.
          (d) The execution and delivery by Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.
          5. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment.
[Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

LENDERS: BANK OF AMERICA, N.A, successor to FLEET CAPITAL CORPORATION, as Agent and as a Lender
By:	/s/ Jason Riley
Name:	Jason Riley
Title:	Senior Vice President

Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

WELLS FARGO FOOTHILL, LLC as Syndication Agent and as a Lender
By:	/s/ Krista Wade
Name:	Krista Wade
Title:	Assistant Vice President

Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

JPMORGAN CHASE BANK, N.A., as Documentation Agent and as a Lender
By:	/s/ Paul A. Taubeneck
Name:	Paul A. Taubeneck
Title:	Assistant Vice President

Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender
By:	/s/ Todd Milenius
Name:	Todd Milenius
Title:	Vice President

Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:	/s/ Robert M. Reeg
Name:	Robert M. Reeg
Title:	Duly Authorized Signatory

Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

PNC BANK, N.A., as a Lender
By:	/s/ Eric L. Moore
Name:	Eric L. Moore
Title:	Vice President

Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

FIFTH THIRD BANK, as a Lender
By:	/s/ David W. O'Neal
Name:	David W. O'Neal
Title:	Vice President

Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

BORROWERS: WABASH NATIONAL CORPORATION
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Senior Vice President and Chief Financial Officer

WABASH NATIONAL, L.P.

By:	Wabash National Trailer Centers, Inc., its General Partner
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President

WNC CLOUD MERGER SUB, INC.
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President

FTSI DISTRIBUTION COMPANY, L.P.

By:	Wabash National Trailer Centers, its General Partner
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President

Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

TRANSCRAFT CORPORATION
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President

Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

REAFFIRMATION
     Wabash National Trailer Centers, Inc., a Delaware corporation, Wabash Financing LLC, a Delaware limited liability company, National Trailer Funding, L.L.C., a Delaware limited liability company, Wabash National Lease Receivables, L.P., a Delaware limited partnership, Continental Transit Corporation, an Indiana corporation, Wabash National Services, L.P., a Delaware limited partnership, and Cloud Oak Flooring Company, Inc., an Arkansas corporation (each “Guarantor” and collectively, “Guarantors”), hereby (i) acknowledge receipt of a copy of the foregoing Amendment No. 2 to Second Amended and Restated Loan and Security Agreement (the “Amendment”); (ii) affirm that nothing contained in the Amendment shall modify in any respect whatsoever the obligations of any Guarantor under any Loan Document to which such Guarantor is a party; and (iii) reaffirm that such Loan Documents and all obligations of the Guarantors thereunder shall continue to remain in full force and effect.

     IN WITNESS WHEREOF, Guarantors have executed this Reaffirmation on and as of the date of the Amendment.

WABASH NATIONAL TRAILER CENTERS, INC.
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President

NATIONAL TRAILER FUNDING, L.L.C.

By:	Wabash National Trailer Centers, Inc., its Sole Member
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President

WABASH NATIONAL LEASE RECEIVABLES, L.P.

By:	Wabash National Corporation, its General Partner
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Senior Vice President and Chief Financial Officer

CLOUD OAK FLOORING COMPANY, INC.
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President

Reaffirmation to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

CONTINENTAL TRANSIT CORPORATION
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President

WABASH NATIONAL SERVICES, L.P.

By:	Wabash National Trailer Centers, Inc., its General Partner
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Vice President

WABASH FINANCING, LLC

By:	Wabash National Corporation, its Sole Member
By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Senior Vice President and Chief Financial Officer

Reaffirmation to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement